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                                                                    Exhibit 23.1



INDEPENDENT AUDITORS' CONSENT






We consent to the use in this Registration Statement of Liquidmetal Technologies on Form S-1 of our report dated November 15, 2001, appearing in the Prospectus, which is a part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.



DELOITTE & TOUCHE LLP
Tampa, Florida

November 15, 2001